                                                                   EXHIBIT 10.01

                                HNC SOFTWARE INC.

                        1995 DIRECTORS STOCK OPTION PLAN

                             As Adopted May 4, 1995
                          and As Amended March 18, 1999
                                and June 12, 1999


        1. PURPOSE. This 1995 Directors Stock Option Plan (this "PLAN") is established to provide equity incentives for nonemployee members of the Board of Directors of HNC Software Inc. (the "COMPANY"), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

        2. ADOPTION AND STOCKHOLDER APPROVAL. After this Plan is adopted by the Board of Directors of the Company (the "BOARD"), this Plan will become effective on the time and date (the "EFFECTIVE DATE") on which the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to register the initial public offering of the Company's Common Stock is declared effective by the SEC; provided, however, that if the Effective Date does not occur on or before December 31, 1995, this Plan will terminate as of December 31, 1995 having never become effective. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board. Options ("OPTIONS") may be granted under this Plan after the Effective Date provided that, in the event that stockholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such stockholder approval is not obtained. So long as the Company is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, (the "EXCHANGE ACT") the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval.

        3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan shall be nonqualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "SHARES") are shares of the Common Stock of the Company.

        4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "MAXIMUM NUMBER") is 500,000(1) Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan exceeds the Maximum Number of Shares, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

        5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "COMMITTEE"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been

-------------
(1) Adjusted to reflect (i) the 2-for-1 split of the Company's capital stock effected in April 1996 (the "SPLIT"); and (ii) the authorization of 200,000 post-Split additional shares of Common Stock for issuance under the Plan approved by the Company's stockholders on May 20, 1999.

                                                              HNC Software, Inc.
                                                1995 Directors Stock Option Plan
                                                as amended through June 12, 1999

established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

        6. ELIGIBILITY AND AWARD FORMULA.

               6.1 Eligibility. Options may be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below.

               6.2 Initial Grant. Each Optionee who on or after the Effective Date is or becomes a member of the Board will automatically be granted an Option for 25,000(2) Shares (the "INITIAL Grant"). Initial Grants shall be made on the later of the Effective Date or the date such Optionee first becomes a member of the Board.

               6.3 Succeeding Grants. On each anniversary of the Initial Grant, if the Optionee is still a member of the Board and has served continuously as a member of the Board since the date of the Optionee's Initial Grant, the Optionee will automatically be granted an Option for 10,000(3) Shares (a "SUCCEEDING GRANT").

        7. TERMS AND CONDITIONS OF OPTIONS. Subject to the following and to
Section 6 above:

               7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("GRANT") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

               7.2 Vesting.

                      (a) Options Granted On or After June 20, 1999. Options granted under this Plan on or after June 20, 1999 shall be fully vested and exercisable in full on the date such Options are granted.

                      (b) Options Granted Prior to June 20, 1999. Options granted under this Plan prior to June 20, 1999 shall become exercisable as they vest according to the vesting schedule set forth below (as used herein, the date an Optionee receives an Initial Grant or a Succeeding Grant that is granted prior to June 20, 1999, is referred to in this Plan as the "START DATE" for such Option):

                           (i) Initial Grants. Each Option granted prior to June
20, 1999 that is an Initial Grant will vest as follows, so long as the Optionee continuously remains a director of the Company: (A) on the first (1st) anniversary of the Initial Grant, the Initial Grant will vest as to forty percent (40%) of the Shares; (B) on the second (2nd) anniversary of the Initial Grant, the Initial Grant will vest as to thirty percent (30%) of the Shares; (C) on the third (3rd) anniversary of the Initial Grant, the Initial Grant will vest as to twenty percent (20%) of the Shares; and (D) on the fourth (4th) anniversary of the Initial Grant, the Initial Grant will vest as to ten percent (10%) of the Shares.

                           (ii) Succeeding Grants. Each Option granted prior to
June 20, 1999 that is a Succeeding Grant will vest as to twenty-five percent (25%) of the Shares upon each of the first four (4) successive anniversaries of the Start Date for such Succeeding Grant, so long as the Optionee continuously remains a director of the Company.

               7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

--------
(2) Adjusted to reflect (i) the 2-for-1 split of the Company's capital stock effected in April 1996.
(3) Adjusted to reflect (i) the 2-for-1 split of the Company's capital stock effected in April 1996.

                                                              HNC Software, Inc.
                                                1995 Directors Stock Option Plan
                                                as amended through June 12, 1999

               7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the "EXPIRATION DATE"). The Option (to the extent it is subject to vesting) shall cease to vest if the Optionee ceases to be a member of the Board. The date on which the Optionee ceases to be a member of the Board shall be referred to as the "TERMINATION DATE". An Option may be exercised after the Termination Date only as set forth below:

                      (a) Termination Generally. If the Optionee ceases to be a member of the Board for any reason except death or disability, then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee within seven (7) months after the Termination Date, but in no event later than the Expiration Date.

                      (b) Death or Disability. If the Optionee ceases to be a member of the Board because of the death of the Optionee or the disability of the Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "CODE"), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

        8. EXERCISE OF OPTIONS.

               8.1 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

               8.2 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

               8.3 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

               8.4 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                      (a) An Option shall not be exercisable until such time as this Plan (or, in the case of Options granted pursuant to an amendment increasing the number of shares that may be issued pursuant to this Plan, such amendment) has been approved by the stockholders of the Company in accordance with Section 15 hereof.

                                                              HNC Software, Inc.
                                                1995 Directors Stock Option Plan
                                                as amended through June 12, 1999

                      (b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

                      (c) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

        9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

        10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

        11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

        12. NO OBLIGATION TO CONTINUE AS DIRECTOR. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

        13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

        14. ACCELERATION OF OPTIONS. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed or replaced by the successor corporation, which assumption will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interests in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

                                                              HNC Software, Inc.
                                                1995 Directors Stock Option Plan
                                                as amended through June 12, 1999


        15. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan (but may not terminate or amend the terms of any outstanding option without the consent of the Optionee); provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or change the class of persons eligible to receive Options. Further, the provisions in Sections 6 and 7 of this Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

        16. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board.

        17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

               17.1 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               17.2 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               17.3 "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

               17.4 "FAIR MARKET VALUE" shall mean, as of any date, the value of a share of the Company's Common Stock determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per share shall be the average of the closing bid and asked prices of the Common Stock on the last trading day prior to the date of determination as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the Nasdaq Stock Market) or, in the event the Common Stock is listed on a stock exchange or on the Nasdaq National Market, the Fair Market Value per share shall be the closing price on the exchange or on the Nasdaq National Market on the last trading date prior to the date of determination as reported in The Wall Street Journal; provided, however, that notwithstanding the foregoing, with respect to the Initial Grants that are granted on the Effective Date, the "Fair Market Value" shall mean the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

FOR INITIAL GRANT

                                HNC SOFTWARE INC.

                        1995 DIRECTORS STOCK OPTION PLAN

                DIRECTORS NONQUALIFIED INITIAL STOCK OPTION GRANT



        This Stock Option Grant (this "GRANT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between HNC Software Inc., a Delaware corporation (the "COMPANY"), and the Optionee named below ("OPTIONEE").


Optionee:                                   ___________________________

Optionee's Address:                         ___________________________

Total Shares Subject to Option:             ___________________________

Exercise Price Per Share:                   ___________________________

Date of Grant:                              ___________________________

Expiration Date:                            ___________________________


        1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this "OPTION") to purchase up to the total number of shares of Common Stock of the Company set forth above (collectively, the "SHARES") at the exercise price per share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Grant and the Company's 1995 Directors Stock Option Plan, as amended through July 12, 1999 (the "PLAN"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

        2. EXERCISE AND VESTING OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall be fully exercisable and vested on the Date of Grant.

        3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the Securities Act, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange or national market system to effect such compliance.

                                                              HNC Software, Inc.
                                    Directors Stock Option Grant - Initial Grant

        4. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be a member of the Board of Directors of the Company (a "BOARD MEMBER"). The date on which Optionee ceases to be a Board Member shall be referred to as the "TERMINATION DATE."

             4.1 Termination Generally. If Optionee ceases to be a Board Member for any reason except death or disability, then this Option may be exercised by Optionee within seven (7) months after the Termination Date, but in no event later than the Expiration Date.

             4.2 Death or Disability. If Optionee ceases to be a Board Member because of the death of Optionee or the disability of Optionee, within the meaning of Section 22(e)(3) of the Code, then this Option may be exercised by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

        5. MANNER OF EXERCISE.

             5.1 Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed written Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

             5.2 Payment. Payment for the Shares purchased upon exercise of this Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the Exercise Price of the Option; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (f) by any combination of the foregoing.

             5.3 Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee shall pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

                                                              HNC Software, Inc.
                                    Directors Stock Option Grant - Initial Grant

               5.4 Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative. To enforce any restrictions on Optionee's Shares, the Committee may require Optionee to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

        6. NONTRANSFERABILITY OF OPTION. During the lifetime of the Optionee, this Option shall be exercisable only by Optionee or by Optionee's guardian or legal representative, unless otherwise permitted by the Committee. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

        7. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee. Nothing in the Plan or this Grant shall confer on Optionee any right to continue as a Board Member.

        8. ENTIRE AGREEMENT. The Plan and the Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, and the terms and conditions thereof, are incorporated herein by this reference. This Grant, the Plan and the Directors Stock Option Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.


                                 HNC SOFTWARE INC.

                                 By:  ______________________________________

                                 Name: _____________________________________

                                 Title:  ___________________________________

                                                              HNC Software, Inc.
                                    Directors Stock Option Grant - Initial Grant


                        ACCEPTANCE OF STOCK OPTION GRANT

        Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee has been advised by the Company that Optionee should consult a qualified tax advisor prior to such exercise or disposition.



                                             ___________________________________
                                             ________________________, Optionee


[ACCEPTANCE SIGNATURE PAGE TO DIRECTORS NONQUALIFIED INITIAL STOCK OPTION GRANT]

FOR SUCCEEDING GRANT

                                HNC SOFTWARE INC.

                        1995 DIRECTORS STOCK OPTION PLAN

              DIRECTORS NONQUALIFIED SUCCEEDING STOCK OPTION GRANT



        This Stock Option Grant (this "GRANT") is made and entered into as of the date of Grant set forth below (the "DATE OF GRANT") by and between HNC Software Inc., a Delaware corporation (the "COMPANY"), and the Optionee named below ("OPTIONEE").


Optionee:                                   __________________________________

Optionee's Address:                         __________________________________

Total Shares Subject to Option:             __________________________________

Exercise Price Per Share:                   __________________________________

Date of Grant:                              __________________________________

Expiration Date:                            __________________________________


        1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this "OPTION") to purchase up to the total number of shares of Common Stock of the Company set forth above (collectively, the "SHARES") at the exercise price per share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Grant and the Company's 1995 Directors Stock Option Plan, as amended through July 12, 1999 (the "PLAN"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

        2. EXERCISE AND VESTING OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall be fully exercisable and vested on the Date of Grant.

        3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the Securities Act, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange or national market system to effect such compliance.

        4. TERMINATION OF OPTION. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be a member of the Board of Directors of the Company (a "BOARD MEMBER"). The date on which Optionee ceases to be a Board Member shall be referred to as the "TERMINATION DATE."

               4.1 Termination Generally. If Optionee ceases to be a Board Member for any reason except death or disability, then this Option may be exercised by Optionee within seven (7) months after the Termination Date, but in no event later than the Expiration Date.

               4.2 Death or Disability. If Optionee ceases to be a Board Member because of the death of Optionee or the disability of Optionee, within the meaning of Section 22(e)(3) of the Code, then this Option may be exercised by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

        5. MANNER OF EXERCISE.

               5.1 Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed written Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

               5.2 Payment. Payment for the Shares purchased upon exercise of this Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six
(6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the Exercise Price of the Option; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (f) by any combination of the foregoing.

               5.3 Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee shall pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

               5.4 Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative. To enforce any restrictions on Optionee's Shares, the Committee may require Optionee to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

        6. NONTRANSFERABILITY OF OPTION. During the lifetime of the Optionee, this Option shall be exercisable only by Optionee or by Optionee's guardian or legal representative, unless otherwise permitted by the Committee. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

        7. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee. Nothing in the Plan or this Grant shall confer on Optionee any right to continue as a Board Member.

        8. ENTIRE AGREEMENT. The Plan and the Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, and the terms and conditions thereof, are incorporated herein by this reference. This Grant, the Plan and the Directors Stock Option Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.



                                    HNC SOFTWARE INC.

                                    By:  ______________________________________

                                    Name: _____________________________________

                                    Title:  ___________________________________

                        ACCEPTANCE OF STOCK OPTION GRANT

        Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee has been advised by the Company that Optionee should consult a qualified tax advisor prior to such exercise or disposition.



                                              __________________________________
                                              ________________________, Optionee


  [ACCEPTANCE SIGNATURE PAGE TO DIRECTORS NONQUALIFIED SUCCEEDING STOCK OPTION
                                     GRANT]

                                    EXHIBIT A


                    DIRECTORS STOCK OPTION EXERCISE AGREEMENT

                                    Exhibit A
                                HNC SOFTWARE INC.
                  1995 DIRECTORS STOCK OPTION PLAN (THE "PLAN")
                    DIRECTORS STOCK OPTION EXERCISE AGREEMENT

I hereby elect to purchase the number of shares of common stock of HNC SOFTWARE INC. (the "Company") as set forth below:


Optionee: _________________________   Number of Shares Purchased: ______________
Social Security Number: ___________   Purchase Price per Share: ________________
Address: __________________________   Aggregate Purchase Price: ________________
___________________________________   Date of Stock Option Grant: ______________
Type of Stock Option: Nonqualified    Exact Name of Title to Shares: ___________
                      Stock Option    __________________________________________


1. DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Directors Nonqualified Stock Option Grant referred to above (the "Grant") as follows (check as applicable and complete):

[ ] in cash (by check) in the amount of $__________________, receipt of which is acknowledged by the Company;

[ ] by delivery of ___________ fully-paid, nonassessable and vested shares of the common stock of the Company owned by Optionee for at least six
        (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $_________ per share;

[ ] by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $______________________;

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of $___________________; or

[ ] through a "margin" commitment, delivered herewith from Optionee and the NASD Dealer named therein, in the amount of $______________________.

2. MARKET STANDOFF AGREEMENT. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. ENTIRE AGREEMENT. The Plan and the Grant are incorporated herein by reference. This Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by Delaware law except for that body of law pertaining to conflict of laws.

Date:____________________                  ____________________________________
                                           Signature of Optionee

                                HNC SOFTWARE INC.
                        1995 DIRECTORS STOCK OPTION PLAN

                                SPOUSE'S CONSENT



        I acknowledge that I have read the foregoing Directors Stock Option Exercise Agreement (the "AGREEMENT") and that I know its contents. I hereby consent to and approve all the provisions of the Agreement and agree that the shares of the Common Stock of HNC Software Inc. purchased thereunder (the "SHARES") and any interest I may have in such Shares are subject to all the provisions of the Agreement. I will take no action at any time to hinder operation of the Agreement on these Shares or any interest I may have on them.


Spouse of Optionee


______________________________              Date:__________________________

______________________________              Date:__________________________
Optionee's Name